Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Roth CH Acquisition Co. (the “Company”) for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Byron Roth, Co-Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2024	By:	/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer
(Co-Principal Executive Officer)